Exhibit 13.(a).1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Blue Square-Israel Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2008	By: /s/ Zeev Vurembrand Zeev Vurembrand Chief Executive Officer

Date: June 25, 2008	By: /s/ Dror Moran Dror Moran Chief Financial Officer